Exhibit 99.2

0 Second Quarter 2021 Results Presentation July 29, 2021

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 ("Act").

The forward-looking statements are intended to qualify under provisions of the federal securities laws for "safe harbor" treatment established by the Act. Forward-looking statements are based on currently available information, expectations, estimates, assumptions and projections, and management's judgment about the Company, the water utility industry and general economic conditions. Such words as would, expects, intends, plans, believes, may, estimates, assumes, anticipates, projects, predicts, targets, forecasts or variations of such words or similar expressions are intended to identify forward-looking statements. The forward-looking statements are not guarantees of future performance. They are subject to uncertainty and changes in circumstances. Actual results may vary materially from what is contained in a forward-looking statement. Factors that may cause a result different than expected or anticipated include, but are not limited to: the impact of the ongoing COVID-19 pandemic and related public health measures; our ability to invest or apply the proceeds from the issuance of common stock in an accretive manner; governmental and regulatory commissions' decisions, including decisions on proper disposition of property; consequences of eminent domain actions relating to our water systems; changes in regulatory commissions' policies and procedures, including discontinuance of WRAM in the next GRC filing (which may impact operations commencing in 2023); the outcome and timeliness of regulatory commissions' actions concerning rate relief and other matters; increased risk of inverse condemnation losses as a result of climate conditions; inability to renew leases to operate water systems owned by others on beneficial terms; changes in California State Water Resources Control Board water quality standards; changes in environmental compliance and water quality requirements; electric power interruptions; housing and customer growth; the impact of opposition to rate increases; our ability to recover costs; availability of water supplies; issues with the implementation, maintenance or security of our information technology systems; civil disturbances or terrorist threats or acts; the adequacy of our efforts to mitigate physical and cyber security risks and threats; the ability of our enterprise risk management processes to identify or address risks adequately; labor relations matters as we negotiate with the unions; changes in customer water use patterns and the effects of conservation; our ability to complete, successfully integrate and achieve anticipated benefits form announced acquisitions; the impact of weather, climate, natural disasters, and actual or threatened public health emergencies, including disease outbreaks, on our operations, water quality, water availability, water sales and operating results and the adequacy of our emergency preparedness; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends; and, other risks and unforeseen events. When considering forward-looking statements, you should keep in mind the cautionary statements included in this paragraph, as well as the annual 10-K, Quarterly 10-Q, and other reports filed from time-to-time with the Securities and Exchange Commission (SEC). The Company assumes no obligation to provide public updates of forward-looking statements.

CALIFORNIA WATER SERVICE GROUP
INVESTING FOR LIFE

INVESTOR RELATIONS 1

INVESTOR RELATIONS Today’s Participants Marty Kropelnicki President & CEO Tom Smegal Vice President, CFO & Treasurer Paul Townsley Vice President, Corporate Development and Chief Regulatory Officer 2 Dave Healey Vice President, Controller

3 INVESTOR RELATIONS Presentation Overview o Our Operating Priorities o Financial Results and EPS Bridges o Earnings Notes o California Regulatory Update o Drought o Continuing COVID - 19 Impacts o Business Development Update o Cap Ex and Rate Base Tables o In Summary

INVESTOR RELATIONS 4 Our Operating Priorities Affordable, Excellent Service o Continuous improvement, efficient innovation o Technology as enabler o Centralized platform & process standardization o Clear & effective communications High - Quality Water & Wastewater o Consistent sampling & rigorous monitoring o Use of best available treatment & testing technologies Employees as Best Advocates o Safe workplace & healthy lifestyles o Professional development o Effective, transparent communication o Teamwork Strong Brand & Reputation o Environmental stewardship o Community involvement & leadership o Water conservation leadership o Communication & corporate governance Enhanced Stockholder Value o Infrastructure investment o Growth by criteria & for long term (organic/M&A/ innovative partnerships) o Risk management o Progressive regulatory management o Effective investor relations

INVESTOR RELATIONS 5 Financial Results: Second Quarter 2021 (Amounts are in millions, except for EPS) Q2 2020 Q2 2021 Variance Operating Revenue $175.5 $213.1 21.4% Operating Expenses $163.0 $170.9 4.8% Net Interest Expense $10.5 $10.8 2.6% Net In come $5.3 $38.2 621.0% EPS $0.11 $0.75 593.4% Capital Investments $68.3 $71.7 5.0%

INVESTOR RELATIONS 6 Financial Results: YTD 2021 (Amounts are in millions, except for EPS) YTD 2020 YTD 2021 Variance Operating Revenue $301.0 $360.9 19.9% Operating Expenses $295.5 $315.7 6.8% Net Interest Expense $20.3 $20.7 1.7% Net In come (Loss) ($15.0) $35.2 N/A EPS (LPS) ($0.31) $0.69 N/A Capital Investments $133.5 $138.5 3.7%

INVESTOR RELATIONS 7 BETTER RESULTS PRIMARILY DUE TO THE RATE INCREASES APPROVED IN THE CALIFORNIA GENERAL RATE CASE REGULATORY BALANCING MECHANISMS WERE NOT RECOGNIZED UNTIL Q3 2020 WHEN THEY BECAME PROBABLE FOR RECOVERY UNDER THE GRC DECISION CORE OPERATING COST INCREASES AS EXPECTED LOWER EQUITY AFUDC AS ANTICIPATED CAPITAL SPENDING ON TRACK Quarterly Financial Highlights NET INCOME INCREASED BY $32.9M TO $38.2M OTHER IMPACTS: UNBILLED REVENUE ADDED $0.17 EPS MARKET VALUE OF INVESTMENTS REDUCED EPS $0.03

INVESTOR RELATIONS EPS Bridge Q2 2020 to Q2 2021 8 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $0.02 $0.29 - $0.03 $0.11 - $0.07 $0.17 $0.26 $0.75 *Rate relief also reflects benefit from refund of excess deferred income taxes

INVESTOR RELATIONS EPS Bridge YTD 2020 to YTD 2021 9 -$0.40 -$0.20 $0.00 $0.20 $0.40 $0.60 $0.80 $0.04 $0.41 $0.05 $0.23 - $0.31 - $0.20 $0.47 $0.69 *Rate relief also reflects benefit from refund of excess deferred income taxes

INVESTOR RELATIONS 10 Additional Earnings Notes In Q3 2020 we recognized $43M of net income attributable to Q1 and Q2 2020 which had been delayed by the 2018 California GRC. Authorized rate base for all operations is $1.82B. Operating costs including depreciation, property taxes, and wages are increasing as expected. Eligible mains and services state tax deductions are lower in 2021, raising the effective tax rate. Net income from recognition of equity AFUDC is lower by $1.9M in YTD 2021 due to fewer long - duration construction projects. Change in the market value of certain retirement assets was $4.3M in all of 2020 and is $2.3M in 2021 to date. The value of these investments is market - driven. Unbilled revenue accrual is currently adding $19.0M to revenue as compared to $4.4M in 2020 due to higher sales typically not seen until the 3 rd quarter. Investors should not assume significant gains from unbilled revenue for the full year.

INVESTOR RELATIONS 11 Regulatory Update: California CALIFORNIA GENERAL RATE CASE FILED ON JULY 1: REQUESTING $1.02B CAPITAL SPENDING 2022 - 2024, $913M ON NEW PROJECTS PROJECTS FOR MAIN REPLACEMENT PROGRAM, WILDFIRE HARDENING MEDIAN CUSTOMER IN EACH SERVICE AREA WOULD SEE AN INCREASE IN 2023 OF $5 PER MONTH OR LESS UNDER THE PROPOSAL SALES FORECAST 6% LOWER THAN LAST ADOPTED FORECAST REFLECTING CONTINUING CONSERVATION NEW RATE DESIGN TO HELP MITIGATE LOSS OF WRAM BY STEEPLY DISCOUNTING THE FIRST SIX UNITS OF WATER, THE NEW RATE DESIGN BALANCES MORE FIXED REVENUE RECOVERY WITH PROVISION OF AFFORDABLE LIFELINE SERVICE NEXT MILESTONE IS ADVOCATE TESTIMONY, EXPECTED IN Q1 2022

INVESTOR RELATIONS 2021 CALIFORNIA DROUGHT COMPANY HELPED ITS CUSTOMERS MANAGE DEMAND SUCCESSFULLY IN THE 2012 - 2016 DROUGHT WE ARE ACTIVELY MONITORING WATER SUPPLY CONDITIONS IN EVERY SERVICE AREA WE ACTIVATED OUR DROUGHT PROGRAMS AT THE CPUC AND ARE ASKING FOR VOLUNTARY CONSERVATION AT THIS TIME HIGHLIGHTS THE PROACTIVE MOVES WE’VE MADE IN ESG AND RISK MANAGEMENT COMBINING WATER SUPPLY AND CONSERVATION TEAMS FOCUS ON WATER SUPPLY RESILIENCY INCLUDING IMPACTS FROM CLIMATE CHANGE 12

13 INVESTOR RELATIONS Continuing Impacts from Covid - 19 Pandemic All company employees have returned to the office. We continue to be vigilant for employee and customer safety; we encourage and incentivize vaccination; and we follow local masking rules and recommendations as applicable. New Mexico and Hawaii have allowed us to restart bill collection processes. California and Washington moratoria continue . At the end of Q2 Increased customer account aging from suspension of collection activities o Bills outstanding >90 days increased slightly to $12.5M o Increased reserve for doubtful accounts from $5.7M to $6.3M o California State Budget includes $1B for water utility arrearage relief. We expect a determination on how much Cal Water would be eligible for by year - end. Incremental COVID - 19 - related expenses in Q2 of $0.2M and $1.3M for the pandemic to date ; anticipate filing for recovery in 2022 in CA. Water sales in CA at 103% of adopted with continuing increases in residential usage offset by lower business and industrial sales. Liquidity remains strong; at quarter - end, $66.5M cash and additional current capacity of $405M on lines of credit, subject to meeting borrowing conditions.

INVESTOR RELATIONS 14 Business Development Update In May, announced majority ownership of BVRT in Texas, a utility holding company focused on new growth opportunities Filed Change of Control Application with New Mexico PRC for 2,000 customer Animas Valley Water Welcomed 500 Kapalua Water and 500 Kapalua Wastewater Customers to Hawaii Water Announced agreement to acquire HOH Utilities on Kauai and its 1,800 Equivalent Dwelling Units (EDUs)* CONFIDENTIAL – WORK IN PROGRESS *Subject to customary closing conditions

INVESTOR RELATIONS • The company now owns 54% of BVRT through its new Texas subsidiary and has a right to acquire remaining equity • BVRT Utility Holding Company owns four wastewater utilities in Austin – San Antonio corridor • Austin and San Antonio among the five fastest growing cities in United States • BVRT wastewater utilities have 2,500 current and committed customers and future buildout potential of over 60,000 customers • BVRT and Texas Water Service are seeking additional opportunities to grow in the Texas market

INVESTOR RELATIONS 16 Acquisition Status Changes Q2 2021 System Water Connections Wastewater Connections Total Status Kapalua Water and Wastewater (HI) 500 500 1,000 Closed 5/1 The Preserve at Millerton (CA) Future up to 1,400 Future up to 1,400 Future up to 2,800 CPUC approval on its agenda for 8/5* Animas Valley Water (NM) 2,000 2,000 NMPRC change of control filed* BVRT Texas Partnership 2,500 (up to 61,000 in the future in existing service areas) 2,500 (up to 61,000 in the future in existing service areas) Closed HOH Utilities (HI) 1,800 EDUs 1,800 EDUs Announced* *All announced acquisitions are subject to customary closing conditions and regulatory approval unless noted

INVESTOR RELATIONS $118 $116 $131 $177 $229 $259 $272 $274 $299 $285 $355 $360 $365 $55 $58 $61 $61 $64 $77 $84 $89 $99 $115 $123 $131 $0 $50 $100 $150 $200 $250 $300 $350 $400 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021* 2022** 2023** 2024** Capital Investment Depreciation $138.5 YTD Capital Investment and Depreciation 17 (in millions) • 2021 represents midpoint of Company’s current projection of $270 - $300 million; $108 million depreciation is the Company’s full - y ear estimate. ** 2022 - 2024 Estimated investments and depreciation include amounts filed in the California 2021 GRC plus estimates for other st ates. 2008 - 2019 CAGR 9.7% 2015 - 2020 CapEx 3x DEPRECIATION $107

INVESTOR RELATIONS Estimated Regulated Rate Base of CWT (in billions) *2022 Rate Base estimate assumes Cal Water is eligible for all escalation rate increases included in the California GRC decis ion . They are subject to an earnings test. It excludes potential rate base offsets of $0.05B due to uncertain timing. **2023 - 2025 Rate Base Estimates include filed proposal in 2021 California General Rate Case plus estimated rate base in other st ates. These values are not yet adopted and are subject to review and approval of the CPUC and other regulators. 18 $1.06 $1.12 $1.24 $1.61 $2.74 $1.26 $1.82 $0 $1 $1 $2 $2 $3 $3 2016 2017 2018 2019 2020 2021 *2022 **2023 **2024 **2025 $1.94 $2.24 $2.49

19 INVESTOR RELATIONS In Summary o Q2 results were in line with our expectations, with unbilled revenue moved forward due to a hot, dry early summer. o Active with two important filings at the CPUC: cost of capital review and our 2021 GRC. o Focused on drought and potential wildfires in the short - term, climate change resilience in the long - term.

DISCUSSION